UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

VERICHIP CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 8, 2007, VeriChip Corporation (the “Company”) issued a press release reporting its financial results for the fiscal 2006 fourth quarter and full year ended December 31, 2006 (the “Press Release”) and had a related conference call to discuss these results. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

   The information in this Report, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.

Item 9.01(d) Exhibits.

     The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated March 8, 2007, relating to VeriChip Corporation’s financial results for the fiscal 2006 fourth quarter and full year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriChip Corporation

Date: March 8, 2007

/s/ William J. Caragol
William J. Caragol
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release, dated March 8, 2007, relating to VeriChip Corporation’s financial results for the fiscal 2006 fourth quarter and full year ended December 31, 2006.

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